UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): February 16, 2012

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 – 3rd Avenue South, Minneapolis, Minnesota		55402
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2012, Brenda A. McCormick was appointed Controller (principal accounting officer) for the Corporation.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 16, 2012, The Valspar Corporation (the “Corporation”) held its Annual Meeting of Stockholders, at which the following items were voted upon:

(1)                 Election of Three Directors (Class II):

Nominee	For	Withheld	Broker Non-Vote
Jack J. Allen	76,713,153	1,571,415	6,853,857
John S. Bode	77,257,247	1,027,321	6,853,857
Jeffrey H. Curler	73,218,210	5,066,358	6,853,857

(2)                 Advisory vote to approve the Corporation’s executive compensation:

For	Against	Abstain	Broker Non-Vote
70,812,191	7,140,951	331,426	6,853,857

(3)                 Ratification of the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ended October 26, 2012:

For	Against	Abstain	Broker Non-Vote
81,929,168	3,127,099	82,158	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION

Dated: February 21, 2012	/s/Rolf Engh
Name: Rolf Engh
Title: Secretary